                                                                  Exhibit 10.1


                       Silicon Valley Financial Services

                       A Division of Silicon Valley Bank
                               3003 Tasman Drive
                             Santa Clara, CA 95054
                       (408)554-1000 - Fax (408) 980-5410



          This NON-RECOURSE RECEIVABLES PURCHASE AGREEMENT (the "Agreement"), dated as of February 9, 1998, is between Silicon Valley Financial Services, a division of Silicon Valley Bank, ("Buyer") and MMC Networks, Inc., a Delaware corporation, ("Seller"), with its chief executive office at:


          Street Address: 1134 East Arques Avenue
          City:           Sunnyvale
          County:         Santa Clara
          State:          CA
          Zip code:       94086
          Fax:            (408) 731-1560



1. DEFINITIONS. In this Agreement:

     1.1 "Payment" is when Buyer has received payments equal to the Total Purchased Receivables.

     1.2 "Purchased Receivables" is all accounts, receivables, chattel paper, instruments, contract rights, documents, general intangibles, letters of credit, drafts, bankers acceptances other rights to payment and all proceeds arising from the invoices and other agreements on the Schedule.

     1.3 "Schedule" is the attached schedule showing the: Purchase Date, Due Date, Total Purchased Receivables, Discount Rate, Purchase Price, Administrative Fee and Interest Reserve amount.

2.   PURCHASE AND SALE OF RECEIVABLES.

     2.1 SALE AND PURCHASE. On the Purchase Date, Seller sells and Buyer buys Seller's right, title, and interest (but none of Sellers obligations) to payment from any person liable on a Purchased Receivable, ("Account Debtors").

     Each purchase and sale is at Buyer's and Seller's discretion. Buyer will not (I) pay Seller an aggregate outstanding amount exceeding TWO MILLION AND 001100 DOLLARS ($2,000,000.00) or (ii) buy any Purchased Receivable after FEBRUARY 8,1999. Each purchase and sale will be on an assignment form acceptable to Buyer.

     2.2  PURCHASE PRICE AND RELATED MATTERS. For each Purchased Receivable:

          (a) Payment of Purchase Price. Buyer will pay Seller, on the Purchase Date, the Purchase Price, less the Administrative Fee and legal fees (if any).
          (b) Late Payment. If Payment is made after the Due Date then on the earlier of Payment or 90 days, Seller will also pay Buyer the product of the Discount Rate and the average daily balance of the amounts outstanding on the Purchased Receivables multiplied by the number of days in the first of Payment or 90 days and divided by 350 days.

3.   COLLECTIONS, PAYMENTS AND REMITTANCES.

     3.1 Application of Payments. All payments for any Purchased Receivable, received by Seller or Buyer, are Buyer's property.

     3.2  COLLECTION BY SELLER.

          a. Buyer appoints Seller its attorney-in-fact to receive payments and enforce its rights and designates Seller it's assignee for collection. Seller will use diligence and commercially reasonable means to collect Purchased Receivables. Buyer may revoke these appointments if an Event of Default occurs and continues.

          b. Seller will begin legal proceedings about Purchased Receivables in its name (as Buyer's assignee for collection or enforcement) or, with Buyer's prior written consent, in Buyer's name. Seller will not make Buyer party to any litigation or arbitration without Buyer's written consent.

          c. Seller will hold in trust for and give Buyer: (I) all payments made by Account Debtors, and (ii) all instruments, chattel paper and other proceeds of the Purchased Receivables.

          d. Unless an Event of Default occurs and continues Seller will remit payments to Buyer on the last business day of each week ("Settlement Date") starting the week after the Purchase Date. On each Settlement Date Seller will deliver a report acceptable to Buyer of account activity (including dates and amounts of payments) and changes for each Purchased Receivable.

     3.3 COLLECTION BY BUYER. If an Event of Default occurs and continues Buyer is appointed Sellers attorney-in-fact and Buyer may:

          (a) demand, sue for and receive all payments for the Purchased Receivables; and

          (b) enforce payment of each Purchased Receivable in Sellers name; and

          (c) endorse Seller's name on checks or other instruments; and

          (d) notify Account Debtors of the purchase and sale and require all payments be made directly to Buyer.

          (e) compromise, prosecute or defend any action or claim involving a Purchased Receivable including filing or voting a claim in a bankruptcy case.

          (f) require Seller, at its expense, to notify the Account Debtors to pay Buyer directly; and

          (g) require Seller to assist collecting and enforcing claims and execute any documents that Buyer reasonably requests.

     3.4 NO OBLIGATION TO TAKE ACTION. Buyer has no obligation to perform Seller's obligations or to take action on any Purchased Receivable (including on defaulted Purchased Receivables).

4.   NON-RECOURSE; REPURCHASE OBLIGATIONS.

     4.1 NON-RECOURSE AND SELLER'S AGREEMENT TO REPURCHASE. Buyer acquires Purchased Receivables without recourse, except Seller will pay Buyer on demand any unpaid portion of any Purchased Receivable if:

          (a) For which there has been any breach of warranty, representation or covenant in this Agreement; or

          (b) For which the Account Debtor asserts any discount, allowance, return, dispute, defense, right of recoupment, right of return, warranty claim, or short payment;

together with Buyers reasonable attorneys' and professional fees and expenses and all court costs for collecting Purchased Receivables and/or enforcing its rights under this Agreement.

     4.2 PAYMENT TO BUYER. Seller will pay Buyer in immediately available funds.

5.   REPRESENTATIONS, WARRANTIES AND COVENANTS.

     5.1 PURCHASED RECEIVABLES - WARRANTIES, REPRESENTATIONS AND COVENANTS. Seller warrants and covenants for each Purchased Receivable:


          (a) It is the owner with legal right to sell, transfer and assign it;

          (b) The correct amount is on the Schedule and is not disputed;

          (c) No payment is contingent on any obligation or contract, and it has fulfilled all its obligations as of the Purchase Date;

          (d) It is based on actual sale and delivery of goods and/or services rendered, due no later than its Due Date and owing to Seller, it is not past due or in default, has not been previously sold, assigned, transferred, or pledged, and is free of any liens, security interests and encumbrances;

          (e) There are no defenses, offsets, counterclaims or agreements in which the Account Debtor may claim any deduction or discount.

          (f) It reasonably believes no Account Debtor is insolvent as defined in the United States Bankruptcy Code ("US Code") or the California Uniform Commercial Code ("UCC"') and no Account Debtor has filed or had filed against it a voluntary or involuntary petition for relief under the US CODE.; and

          (g) No Account Debtor has objected to payment for or the quality or quantity of the subject of the Purchased Receivable,

          (h) It will not assign, transfer, sell, or grant, or permit any lien or security interest without Buyer's prior written consent.

      5.2 ADDITIONAL WARRANTIES, REPRESENTATIONS AND COVENANTS. Seller represents, warrants and covenants:

          (a) Its name, form of organization, chief executive office, and the place where the records about all Purchased Receivables are kept is shown at the beginning of this Agreement and it will give Buyer at least 10 days prior written notice of changes to its name, organization, chief executive office or location of records.

          (b) It will pay all its taxes including gross payroll, withholding and sales taxes when due and will deliver satisfactory evidence of payment if requested.

          (c) It has not filed a voluntary petition or had filed against it an involuntary petition under the US CODE and does not anticipate any filing;

          (d) If Payment of any Purchased Receivable does not occur by its Due Date then Seller will provide a written report, within 10 days, of the reasons for the delay.

          (e) While any Purchased Receivable is outstanding, Seller will give Buyer copies of all Forms 1 0-K, 1 0-Q and 8-K (or equivalents) within 5 days of its filing with the Securities and Exchange Commission.

6. ADJUSTMENTS. If any Account Debtor asserts a discount, allowance, return, offset, defense, warranty claim, or the like (an "Adjustment") Seller will promptly advise Buyer and, with Buyers approval, resolve the dispute. Seller will resell any rejected, returned, or recovered personal property for Buyer, at Sellers expense, with the proceeds payable to Buyer. While Seller has returned goods that are Buyers property, Seller will segregate and mark them "property of Silicon Valley Financial Services." Buyer owns the Purchased Receivables and until Payment has the right to take possession of any rejected. returned, or recovered personal property.

7.  INDEMNIFICATION.

          (a) If any Account Debtor is released from any payment obligation for any Purchased Receivable because of: (i) Seller's act or omission: or (ii) any of the documentation about the Purchased Receivables which results in termination of any part of the Account Debtor's obligation for the Purchased Receivables, then Seller will pay Buyer the lesser of the amount of the Purchased Receivable not payable or the unpaid portion of the Purchased Receivable.

          (b) Seller indemnifies and holds Buyer harmless from any taxes from this transaction (except Buyer's income taxes) and costs, expenses and reasonable attorney fees if Buyer promptly notifies it of any taxes of which Buyer has notice.

8. Additional Rights. Seller grants Buyer a continuing lien on and security interest in all of Seller's rights existing now or later and interest in:

          (a) Returned or rejected goods connected with the Purchased
Receivables

          (b) Books and records about the Purchased Receivables or returned or rejected goods;

          (c) Proceeds from voluntary or involuntary dispositions, including insurance proceeds.

(all the "'Related Property")

Seller may not sell or convey any interest in Related Property without Buyer's prior written consent. Seller will sign UCC financing statements and any other instruments or documents to evidence, perfect or protect Buyers interests in the Purchased Receivables and Related Property. Seller will deliver to Buyer all original instruments, chattel paper and documents about Purchased Receivables and Related Property.

9.  DEFAULT. Any of the following is an Event of Default:

          (a) Seller fails to pay Buyer any amount when due under Section 2.2(b), 3.2(c) & (d), 4.1, 7 or 12;

          (b) There is a voluntary or involuntary case against Seller under the US CODE, or an assignment for the benefit of creditors, or appointment of a receiver or custodian for its assets;

          (c) Seller's debts are greater than the fair value of its assets or Seller is not paying its debts as they become due or has unreasonably small capital;

          (d) An involuntary lien, garnishment, attachment or the like is issued against or attaches to the Purchased Receivables or Related Property;

          (e) Seller breaches a covenant, agreement, warranty, or representation in this Agreement and the breach is not cured to Buyer's satisfaction within 10 days after Buyer gives Seller oral or written notice. A breach that cannot be cured is an immediate default.

          (f)  Seller defaults under any debt or liability to Buyer.

10. REMEDIES ON DEFAULT. When an Event of Default occurs Buyer has all rights and remedies under this Agreement and the law, including those of a secured party under the UCC, and the right to collect, dispose of, sell, lease or use all Purchased Receivables and Related Property.

11. DEFAULT RATE. Amounts not paid by Seller when due under Section 2.2(b), 3.2(c) & (d), 4.1,7 or 12; will accrue interest until paid at the Discount Rate plus 5%.

12. FEES, COSTS AND EXPENSES. Immediately on demand Seller will pay all reasonable fees, costs and expenses (including attorney and professional fees) that Buyer incurs from (a) preparing, negotiating, administering and enforcing this Agreement or any other agreement, including amendments, waivers or consents, (b) litigation or disputes relating to the Purchased Receivables, the Related Property, this Agreement or any other agreement, (c) enforcing rights against Seller, (d) protecting or enforcing its title to the Purchased Receivables or its security interest in the Related Property, (e) collecting any amounts due from Seller or for a Purchased Receivable under a breach of Seller's representation, warranty or covenant and
(f) any bankruptcy case or insolvency proceeding involving Seller. Reimbursement for fees, costs, and expenses through the initial Purchase Date will be limited to $5,000.00.

13. CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER. California law governs this Agreement. Seller and Buyer each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

SELLER AND BUYER EACH WAIVE ITS RIGHT TO A JURY TRIAL FROM ANY CAUSE OF ACTION RELATED TO AGREEMENT, INCLUDING CONTRACT, TORT, BREACH OF DUTY OR OTHER CLAIM. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

14. NOTICES. Notices or demands by either party about this Agreement must be in writing and personally delivered or sent by an overnight delivery service, by certified mail postage prepaid return receipt requested, or by FAX to the addresses below:

     Seller:  MMC Networks, Inc.
              1134 East Arques Avenue
              Sunnyvale, CA 94086
              Attn:  Ray Solari
              FAX:  (408)731-1660

     Buyer:   Silicon Valley Financial Services, A Division of
              Silicon Valley Bank
              3003 Tasman Drive
              Santa Clara, CA 95054
              Attn:  Michael Field
              FAX: (408) 980-6410

     A party may change notice address by written notice to the other party.

 15. GENERAL PROVISIONS.

     15.1 Successors and Assigns. This Agreement binds and is for the benefit of successors and permitted assigns of each party. Seller may not assign this Agreement or any rights under it without Buyer's prior written consent which may be granted or withheld in Buyer's discretion. Buyer may, without the consent of or notice to Seller, sell, transfer, or grant participation in any part of Buyer's obligations, rights or benefits under this Agreement.

     15.2 Indemnification. Seller will indemnify, defend and hold harmless Buyer and its officers, employees, and agents against: (a) obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by this Agreement; and (b) losses or expenses incurred, or paid by Borrower from or consequential to transactions between Buyer and Seller (including reasonable attorneys fees and expenses), except for losses caused by Buyer's gross negligence or willful misconduct.

     15.3 Time of Essence. Time is of the essence for performance of all obligations in this Agreement.

     15.4 Severability of Provision. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

     15.5 Amendments in Writing, Integration. All amendments to this Agreement must be in writing. This Agreement is the entire agreement about this subject matter and supersedes prior negotiations or agreements.

     15.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts and when executed and delivered are one Agreement.

     15.7 Survival. All covenants, representations and warranties made in this Agreement continue in full force while any Purchased Receivable amount remains outstanding. Seller's indemnification obligations survive until all statutes of limitations for actions that may be brought against Buyer have run.

     15.8 Buyer will use the same degree of care in handling Seller's confidential information that it uses for its own proprietary information, but may disclose information; (i) to its subsidiaries or affiliates in connection with their business with Seller, (ii) to prospective transferees or purchasers of any interest in the Agreement, (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with an examination or audit and (v) as it considers appropriate exercising the remedies under this Agreement. Confidential information does not include information that is either:
(a) in the public domain or in Buyer's possession when disclosed, or becomes part of the public domain after disclosure to Buyer; or (b) disclosed to Buyer by a third party, if Buyer does not know that the third party is prohibited from disclosing the information.


SELLER:  MMC NETWORKS, INC.,
         A Delaware corporation


By: /s/ Uday Bellary
   _____________________________
       UDAY BELLARY


Title VICE PRESIDENT & CHIEF FINANCIAL OFFICER


BUYER: SILICON VALLEY FINANCIAL SERVICES
     A division of Silicon Valley Bank



By: /s/ Prabhat K. Dubey
   _____________________________
      PRABHAT K. DUBEY

Title:  PRESIDENT & CHIEF EXECUTIVE OFFICER

                        SCHEDULE DATED ________________


                                      TO

                  NON-RECOURSE RECEIVABLES PURCHASE AGREEMENT
                          DATED AS OF FEBRUARY 9,1998



Seller:  MMC Networks, Inc.

BUYER:   Silicon Valley Financial Services, a division of Silicon Valley Bank

PURCHASE DATE:  _______________________________________

DUE DATE:  30 DAYS FROM PURCHASE DATE

TOTAL PURCHASED RECEIVABLES:   $___________________ (per attached List of
Receivables).

DISCOUNT RATE:  9.50%

PURCHASE PRICE: $____________ (is 99.21% of the Total Purchased Receivables which is the Straight Discount of the Total Purchased Receivables discounted from the Due Date to the Purchase Date at the Discount Rate).

ADMINISTRATIVE FEE:  .20% of the Total Purchased Receivables amount.


Seller warrants and represents that (a) its warranties and representations in the Agreement are true and correct as of the date of this Schedule and (b) no Event of Default has occurred under the Agreement.


Seller:  MMC NETWORKS, INC.


By:     _______________________

Title:  _______________________


BUYER:  SILICON VALLEY FINANCIAL SERVICES,
        A division of Silicon Valley Bank


By:     _______________________

Title:  _______________________

                          CORPORATE RESOLUTION TO SELL




I, the Secretary or Assistant Secretary of MMC NETWORKS INC. (the "Seller"), certify that:

  The Seller is a DELAWARE corporation, and

  Attachments I and 2 are copies of Seller's Articles of Incorporation and Bylaws which are currently effective, and

  At a duly held meeting of Seller's directors at which a quorum was present (or by other authorized corporate action) the following resolutions were adopted:

     "RESOLVED that any 1 of the following officers of Seller, whose signatures are below:

     Name                  Title                    Signature


Prabhat K. Dubey           President and CEO        /s/  Prabhat K. Dubey
                                                    _______________________


Uday Bellary               Vice President, CFO      /s/  Uday Bellary
                           And Assistant Secretary  _______________________


______________________     ______________________   _______________________

______________________     ______________________   _______________________


     acting for Seller are authorized to:

     EXECUTE PURCHASE AGREEMENT. To enter a Purchase Agreement with Silicon Valley Bank ("Buyer") on terms agreed by them and Buyer for the sale of certain of Seller's accounts receivable and to execute renewals, extensions, modifications, refinancings, consolidations or substitutions of any accounts receivable and to do other acts and things and execute and deliver other documents that they consider necessary to carry out the effect of these Resolutions.

     FURTHER ACTS. To designate other individuals as authorized to request that Buyer purchase additional accounts receivable under the Purchase Agreement.

     FURTHER RESOLVED THAT:

     any acts authorized by these Resolutions but performed before their passage are ratified, and these Resolutions remain effective and Buyer may rely on them until it receives written notice of their revocation, but that notice will not affect any of Seller's agreements or commitments then effective."

I ALSO CERTIFY that the officers or agents above are duly elected or appointed by Seller and hold the positions opposite their names and that the their signatures are true and that the Resolutions are effective and have not been modified or revoked.


/s/  Uday Bellary                                    2/16/98
______________________________________________    ________________________
(signature) Assistant Secretary or Secretary      Date

                                   EXHIBIT A


                           SCHEDULE DATED ___________
                                       TO
                  NON-RECOURSE RECEIVABLES PURCHASE AGREEMENT
                         DATED AS OF DECEMBER 18, 1997


  Seller:    MMC NETWORKS, INC.

  Buyer:     Silicon Valley Financial Services, a division of Silicon Valley
             Bank

  Purchase Date:  ________________________________

  Due Date:  30 (days from the Purchase Date

  Total Purchased Receivables Amount: $      (per attached List of Receivables)

  Pricing:

        Discount Rate:  9.50%                      100% - 9.5% 12 mo = 99.21%

        Administrative Fee: .2004 of the gross invoice amount           12 mo

   Purchase Price: $__________________ (i.e., 99.21% the Total Purchased
                                       Receivables Amount, which is the Straight
                                       Discount of the Total Purchased
                                       Receivables Amount discounted from the
                                       Due Date to the Purchase Date at the
                                       Discount Rate).

  The undersigned agree that this Schedule is a "Schedule" under and as defined in the above referenced NON- RECOURSE RECEIVABLES PURCHASE AGREEMENT and is subject to all terms and conditions of such Agreement. Seller warrants and represents that (a) the warranties and representations of Seller in such Agreement are true and correct on and as of the date of this Schedule and (b) no Event of Default has occurred under such Agreement.

  SELLER:    MMC NETWORKS, INC.

  By:        _______________________________

  Title:     _______________________________


  BUYER:     SILICON VALLEY FINANCIAL SERVICES,
             A division of Silicon Valley Bank


  By:        _______________________________

  Title:     _______________________________

Exhibit A attached to that certain UCC-1 Financing Statement and by this reference made a part thereof.



                                   EXHIBIT A


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